Investor Presentation
1st Quarter 2009

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NGPC
 NGP Capital Resources Company
Forward Looking Statements
This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.
Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.
Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K,our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.

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NGPC
 NGP Capital Resources Company
The NGPC Story
NGPC Business Rationale
• The energy industry requires constant investment to maintain and grow  capacity
Our Company
• A specialty finance company providing capital to small and mid-sized  energy companies
The Opportunity
• Participation in a growing portfolio of attractive, energy investments  that meet our rigorous criteria and generate superior risk adjusted  returns

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NGPC
 NGP Capital Resources Company
Agenda

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NGPC
 NGP Capital Resources Company
NGPC at a Glance
• Equity market cap ~$167million2
• Number of portfolio companies: 191
• Total Return Orientation
 – current yield plus
 – capital gains
• Since 2004 IPO
 – investments of $626 million1; realizations and repayments of
  $325 million1; current portfolio of $301 million1
• Based in Houston
 – 9 investment professionals1
Note 1: As of 03-31-09
Note 2: As of 06-12-09

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NGPC
 NGP Capital Resources Company
A Range of Financing Products
Combined senior &
subordinated debt
Subordinated debt
Preferred equity
Portfolio Total Return Target: 15%-25%
Debt is often structured with equity kickers:
 • overriding royalty or net profits interests
 • warrants
 • conversion rights
Convertible debt
Project equity

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NGPC
 NGP Capital Resources Company
Positioned in the Mezzanine Investment Space
 IRR
Equity
Cash Flow Producing Risk Developing Risk Finding/Buying Risk
30% +
20%
15%
10%
5%
Sr. Sub Loans
Senior Loans
Mezzanine
NGP Capital Resources

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NGPC
 NGP Capital Resources Company
NGPC is an Active Participant

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NGPC
 NGP Capital Resources Company
Composition of Investment Portfolio
As of March 31, 2009
Note 1: Overriding royalty interests, warrants, puts and similar assets
Preferred Equity, 1%
Common Equities, 10%
Limited Term Royalty
Interest, 4%
Net Profits Interests,
15%
Subordinated Secured
Loans & Notes, 7%
Senior Secured Loans,
57%
Equity Kickers, 6%
1

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NGPC
 NGP Capital Resources Company
NGPC is a Business Development Company
Result: Compelling yield and tax attributes
Parent pays no corporate Federal Income Tax
Distributes at least 90% of taxable income
1099 reporting
No unrelated business taxable income
Tax rules impose various asset diversification requirements

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NGPC
 NGP Capital Resources Company
NGPC is Uniquely Positioned as a Mezzanine Provider
Company
Structure
Public
Private
• Wide range of players
• Mezzanine providers are
 generally divisions of larger
 companies/private funds
General
Energy
Capital Providers
• 25 Business Development
 Companies of size

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NGPC
 NGP Capital Resources Company
NGPC is an Externally Managed BDC
Board of Directors
Ken Hersh (NGPECM)
Jim Latimer (Ind.)
David Albin (NGPECM)
Edward Blessing (Ind.)
Lon Kile (Ind.)
John Homier
President/CEO
Steve Gardner
CFO/Treasurer
Kelly Plato
Sr. VP & Managing Director
Executive Officers
NGP Investment
Advisor, LP
Investment
Advisory
Agreement
Ken Hersh (NGPECM)
Billy Quinn (NGPECM)
Dick Covington (NGPECM)
John Homier
Investment Committee
John Homier
Steve Gardner
Kelly Plato
&
13 Employees
Executive Officers & Employees

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NGPC
 NGP Capital Resources Company
Agenda
NGPC overview
Business philosophy
Performance highlights
Profitability drivers

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NGPC
 NGP Capital Resources Company
Our Business Philosophy
2. Disciplined
investment
approach
3. Attractive
vehicle for
investors
4. Solid
results
1. Clear
industry
focus

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NGPC
 NGP Capital Resources Company
1. Focus
A Clear Industry Focus
• Small and mid-size companies in energy and related businesses
• Private companies
• Need capital for growth
• Investments range from $5 to $100 million
• Target investment size is $10 to $45 million

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NGPC
 NGP Capital Resources Company
	1998	2008	Comments
Average WTI Crude Oil Price ($/Bbl)	$14.42	$99.75	2009 average through May is $47.79
Average Henry Hub Natural Gas Price ($/Mcf)	$ 2.16	$ 8.90	2009 average through May is $4.18
E&P Development Capital Spent in U. S. ($MM)	$25,371	$80,481	Data is for 2007, 2008 will be released in August ‘09
Total U. S. Wells Drilled	22,911	55,625
Total U. S. Drilling Rig Count	825	1,869	2009 average through May is 1,173
Average Reserve Adds per Well Drilled in U.S.(MBoe)	~650	~400	Data is for 2007, 2008 will be released in August ‘09
Source:IHS Herold, Bloomberg and Baker Hughes
1. Focus
Energy Industry Dynamics

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NGPC
 NGP Capital Resources Company
	1998	2008	Comments
Total U.S. Crude Oil & Products Consumption (MMBopd)	18.9	19.5	YTD 03-31-09 is 18.6
Total U.S. Crude Oil & Products Production (MMBopd)	8.2	7.0	YTD 03-31-09 7.3
Total Net U.S. Crude Oil & Products Imports (MMBopd)	9.4	11.6	YTD 03-31-09 11.1
Total U.S. Natural Gas Consumption (Bcfpd)	60.9	63.6	YTD 03-31-09 77.8
Total U.S. Natural Gas Production (Bcfpd)	52.1	56.4	YTD 03-31-09 57.0
Total Net U.S. Natural Gas Imports (Bcfpd)	8.2	8.2	YTD 03-31-09 8.0
Total U.S. LNG Imports (Bcfpd)	0.0	1.0	YTD 03-31-09 1.0
Production from Unconventional Resources (Bcfpd)	14.7	28.5	Estimated 2009 29.9
Percent Production from Unconventional Resources (Bcfpd)	28%	51%	Estimated 2009 is 52%
Source:EIA
1. Focus
Energy Industry Dynamics

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NGPC
 NGP Capital Resources Company
2. Disciplined Investment Approach
Conservative Underwriting and Investment Philosophy
We look at 30 deals to do 1
Rigorous Screening Process
1
Strong management
Engineering oriented
Collateral security
Appropriate return for the risk assumed
Exit strategy
Emphasis on total return with current yield

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NGPC
 NGP Capital Resources Company
• Producer with existing assets desired to purchase an asset package  having significant redevelopment potential (PDNP, PUD, operational  improvements)
• Purchase price was approximately $120 million
• Senior debt capacity was approximately $60 million
• Solution: NGPC provided a $50 million subordinated debt facility and a  $10 million bridge loan
• Conclusion: Our client completed the acquisition, successfully developed  its assets and ultimately refinanced our debt with conventional senior  debt
Subordinated Debt Solution
2. Disciplined Investment Approach

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NGPC
 NGP Capital Resources Company
• Producer desired to purchase producing properties with significant  development potential
• The Company needed to approximately $95 million of capital to fund the  acquisition and to fund capital expenditures for development of the  properties
• Senior debt capacity was approximately $25 million
• Solution: NGPC arranged capital for the acquisition and development  through the issuance of three securities: (i) $70 million Term Loan A, (ii)  $15 million Term Loan B and (iii) $10 million Convertible Sub-Debt
• Conclusion: NGPC’s financing enabled our client to complete the  acquisition and begin development of the properties. In 3Q08, the  Company successfully completed an IPO on the London Stock Exchange’s  Alternative Investment Market and retired our investments
Combined Senior and Sub Debt Solution
2. Disciplined Investment Approach

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NGPC
 NGP Capital Resources Company
• Engineering and management team needed $30 million to acquire and  develop several producing oil and gas fields
• The team needed additional equity to complete the transaction and  wanted a one-stop financing source
• Senior debt capacity was approximately $17 million
• Solution: In 3Q06, NGPC provided a $22 million combined senior and  subordinated facility and made a $4 million common equity investment in  the new company
• Conclusion: Our client completed the acquisition, made follow-on  acquisitions, successfully developed its assets and ultimately refinanced  our debt facility with conventional senior debt. In 3Q08, the Company  sold its assets and distributed the proceeds to its members, resulting in a  4.5x return on equity
Integrated Balance Sheet Solution
2. Disciplined Investment Approach

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NGPC
 NGP Capital Resources Company
3. Attractive Vehicle
Many Advantages for Investors
Energy-specific focus
Attractive fee structure
 – 20% over 8% hurdle and no catch-up provision
 – 20% of realized capital gains net of realized and unrealized capital losses
Liquid Investment
Total return investment with meaningful current yield
Efficient tax structure
 – regulated investment company --> no corporate federal
 income tax at parent level

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NGPC
 NGP Capital Resources Company
3. Attractive Vehicle - A Closer Look
No “Catch Up” Provision Increases Yield

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NGPC
 NGP Capital Resources Company
3. Attractive Vehicle - A Closer Look
Strong Management Team
Strong brand name, expertise and deal flow
Located in Houston, Texas, the hub of the energy business
An affiliate of NGP Energy Capital Management
Nine investment professionals
Energy, engineering, and financial experience and expertise
for this specialized investment focus

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NGPC
 NGP Capital Resources Company
Agenda
NGPC overview
Business philosophy
Performance highlights
Profitability drivers

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NGPC
 NGP Capital Resources Company
Strong Portfolio of Targeted Investments…
$M
Committed & Available
Outstanding
$0
$100
$200
$300
$400

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NGPC
 NGP Capital Resources Company
… Driving Profitability
Net income per share
Net Investment Income
$1.78
$0.86
$0.65
Realized Capital Gain
Unrealized Capital Gain
Unrealized Capital Loss
Full Year 2005
Full Year 2007
Full Year 2006
Realized Capital Loss
($0.62)
Full Year 2008
1Q 2009
($0.86)

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NGPC
 NGP Capital Resources Company

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NGPC
 NGP Capital Resources Company
Agenda
NGPC overview
Business philosophy
Performance highlights
Profitability drivers

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NGPC
 NGP Capital Resources Company
Profitability Drivers

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NGPC
 NGP Capital Resources Company
NGPC - The Next Steps
• $500 to $750 million portfolio
• Originate $100 to $200 million per year
• Continue investment discipline and diversification for
 best risk adjusted returns
• Continue focus on total return
• Continue long term growth of earnings and dividends

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NGPC
 NGP Capital Resources Company
Why Invest in NGPC
• Uniquely positioned BDC in attractive energy market segment
 – continual financing needs, large market
• Successful business model
 – clear focus, unique capabilities, disciplined approach,
 proven results
• Many opportunities and continued demand for development
 capital as company enters fifth year of operations
 – well positioned, strong pipeline, maturing investments, portfolio growth

www.ngpcrc.com
713-752-0062

John Homier Steve Gardner Kelly Plato
Dan Schockling Hans Hubbard Chris Ryals Robert Sheffey